Exhibit 10.1

Exhibit 10.1

MDU Resources Group, Inc.
2012 Annual Award Opportunity Chart

Name	Position	2012 Base Salary ($)	Threshold ($)	Target ($)	Maximum ($)
Terry D. Hildestad	President and Chief Executive Officer of MDU Resources Group, Inc.	750,000	187,500	750,000	1,500,000
Doran N. Schwartz	Vice President and Chief Financial Officer of MDU Resources Group, Inc.	300,000	37,500	150,000	300,000
John G. Harp	Chief Executive Officer of Construction Materials & Contracting and Construction Services segments	495,000	160,875	643,500	1,287,000
Steven L. Bietz (1)	President and Chief Executive Officer of Pipeline and Energy Services segment	360,500	58,581	234,325	468,650
David L. Goodin	President and Chief Executive Officer of Electric and Natural Gas Distribution (Utility) segments	385,000	77,000	308,000	616,000
J. Kent Wells	President and Chief Executive Officer of Exploration and Production segment	550,000	171,875	687,500	1,375,000
William E. Schneider	Executive Vice President – Bakken Development – of MDU Resources Group, Inc.	447,400	72,703	290,810	581,620
(1)  Mr. Bietz also has five performance goals relating to the pipeline and energy services segment’s safety results, and each goal that is not met will reduce his annual incentive award payment by 1%.